ACQUISITIONS (Tables)	6 Months Ended
Jun. 30, 2013
ACQUISITIONS
Schedule of the allocation of the purchase price to assets acquired and liabilities assumed

Total purchase price:
Cash paid for acquisition	$10,127
Fair value of assets acquired and liabilities assumed:
Mining properties	$7,699
Goodwill	6,135
Cash and cash equivalents	76
Trade receivables	731
Other current assets	12
Plant and equipment	2
Accounts payable and accrued liabilities	(791)
Other liabilities	(1,573)
Deferred tax liability	(2,164)

Net assets acquired	$10,127

Schedule of pro forma results of operations

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
	Unaudited
Pro forma net income (loss) for the period	$(3,015)	$307,274
Pro forma net income (loss) per share — basic	$(0.02)	$1.79